Exhibit 10.9

FIRST AMENDMENT

     FIRST AMENDMENT, dated as of December 22, 2003 (this “Amendment”), to the Credit Agreement, dated as of June 20, 2003 (as amended from time to time, the “Credit Agreement”), among UNITED COMPONENTS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as joint advisors, joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), JPMORGAN CHASE BANK, as syndication agent (in such capacity, the “Syndication Agent”), ABN AMRO BANK N.V., CREDIT LYONNAIS, NEW YORK BRANCH, FLEET NATIONAL BANK and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

     WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Amendments to Subsection 1.1. (a) The definitions of “Applicable Margin”, “Commitment”, “Facility”, “Term Lenders” and “Term Loans” contained in Section 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

     “Applicable Margin”: for each Type of Loan under each Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

	Base Rate Loans	Eurodollar Loans
Revolving Credit Facility (including Swing Line Loans)	2.25%	3.25%
Tranche A Term Loan Facility	2.25%	3.25%
Tranche C Term Loan Facility	1.75%	2.75%

provided, that (i) on and after the first Adjustment Date occurring after the completion of two full fiscal quarters of the Borrower after the Closing Date, the Applicable Margins with respect to Revolving Credit Loans, Swing Line Loans and Tranche A Term Loans will be determined pursuant to the Pricing Grid and (ii) if, at any time after the completion of two full fiscal quarters of the Borrower after the First Amendment Effective Date, the Consolidated Leverage Ratio measured as of the last day of the most recently ended fiscal quarter of the Borrower is less than 4.00:1.00, the Applicable Margins with respect to Tranche C Term Loans shall be reduced, on the date financial statements with respect to such fiscal quarter are delivered to the Lenders in accordance with Section 6.1, to 1.50%, in the case of Base Rate Loans, and 2.50%, in the case of Eurodollar Loans.

     “Commitment”: with respect to any Lender, each of the Tranche A Term Loan Commitment, the Tranche C Term Loan Commitment and the Revolving Credit Commitment of such Lender.

     “Facility”: each of (a) the Tranche A Term Loan Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Term Loan Facility”), (b) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the “Tranche C Term Loan Facility”) and (c) the Revolving Credit Commitments and the extensions of credit made thereunder (the “Revolving Credit Facility”).

     “Term Loan Facilities”: the collective reference to the Tranche A Term Loan Facility and the Tranche C Term Loan Facility.

     “Term Loan Lenders”: the collective reference to the Tranche A Term Loan Lenders and the Tranche C Term Loan Lenders.

     “Term Loans”: the collective reference to the Tranche A Term Loans and the Tranche C Term Loans.

     (b)     The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by replacing the words “Tranche B” therein with the words “Tranche C”.

     (c)     Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

     “First Amendment”: the First Amendment, dated as of December 22, 2003, to this Agreement.

     “First Amendment Effective Date”: as defined in Section 10 of the First Amendment, which date is December 22, 2003.

     “Tranche C Lender Addendum”: a Tranche C Lender Addendum, substantially in the form of Exhibit A to the First Amendment, to be executed and delivered by such Lender on the First Amendment Effective Date as provided in Section 8 of the First Amendment.

     “Tranche C Term Loan”: as defined in Section 2.1.

     “Tranche C Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder on the First Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “Tranche C Term Loan Commitment” opposite such Lender’s name on Schedule 1 to the Tranche C Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto. The original aggregate amount of the Tranche C Term Loan Commitments is $297,000,000.

     “Tranche C Term Loan Lender”: each Lender that has a Tranche C Term Loan Commitment or that holds a Tranche C Term Loan.

     “Tranche C Term Loan Percentage”: as to any Tranche C Term Lender at any time, the percentage which such Lender’s Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding).

     SECTION 3. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (a) in the first sentence thereof and substituting “,” in lieu thereof and (b) adding the following language immediately after clause (b) thereof:

and (c) the Tranche C Term Lenders severally agree to make term loans (each, a “Tranche C Term Loan”) to the Borrower on the First Amendment Effective Date in an amount for each Tranche C Term Loan Lender not to exceed the Tranche C Term Loan Commitment of such Lender.

     SECTION 4. Amendments to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended by adding a new paragraph (c), as follows:

     (c) The Tranche C Term Loan of each Tranche C Term Loan Lender shall mature in 23 consecutive quarterly installments, commencing on December 31, 2004, each of which shall be in an amount equal to such Lender’s Tranche C Term Loan Percentage multiplied by the amount set forth below opposite such installment:

Installment Date	Principal Amount
December 31, 2004	$750,000
March 31, 2005	$750,000
June 30, 2005	$750,000
September 30, 2005	$750,000
December 31, 2005	$750,000
March 31, 2006	$750,000
June 30, 2006	$750,000
September 30, 2006	$750,000
December 31, 2006	$750,000
March 31, 2007	$750,000
June 30, 2007	$750,000
September 30, 2007	$750,000
December 31, 2007	$750,000
March 31, 2008	$750,000
June 30, 2008	$750,000
September 30, 2008	$750,000
December 31, 2008	$750,000
March 31, 2009	$750,000
June 30, 2009	$750,000
September 30, 2009	$70,687,500
December 31, 2009	$70,687,500
March 31, 2010	$70,687,500
June 30, 2010	$70,687,500

     SECTION 5. Amendments to Section 2.18. Section 2.18(a) of the Credit Agreement is hereby amended by replacing the phrase “Tranche B Term Loan Percentages” therein with the phrase “Tranche C Term Loan Percentages”.

     SECTION 6. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby amended by adding immediately at the end thereof the sentence “The proceeds of the Tranche C Term Loans shall be used to prepay the Tranche B Term Loans outstanding on the First Amendment Effective Date.”

     SECTION 7. Amendment to Section 10.6. Section 10.6(c) of the Credit Agreement is hereby amended by replacing the phrase “Tranche B Term Loan Facility” therein with the phrase “Tranche C Term Loan Facility”.

     SECTION 8. Joinder. From and after the First Amendment Effective Date, each Tranche C Term Lender executing and delivering a Tranche C Lender Addendum in the form of Exhibit A hereto shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

     SECTION 9. Notice of Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the anticipated First Amendment Effective Date (as defined below), in the case of Eurodollar Loans (provided that such notice shall contain an agreement satisfactory to the Administrative Agent that the Borrower agrees to indemnify and hold harmless each Lender from any loss or expense that such Lender actually sustains or incurs (but excluding any loss of anticipated profits) as a consequence of the First Amendment Effective Date not occurring, for any reason, on the anticipated First Amendment Effective Date set forth in such notice) and (b) one Business Day prior to the anticipated First Amendment Effective Date (as defined below), in the case of Base Rate Loans) requesting that the Tranche C Term Loan Lenders make the requested Tranche C Term Loans on the First Amendment Effective Date, and specifying the amount to be borrowed. The Tranche C Term Loans made on the First Amendment Effective Date shall initially be Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the First Amendment Effective Date, each Tranche C Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche C Term Loan or Tranche C Term Loans to be made by such Lender; provided, however, that, at the option of each Tranche C Term Loan Lender that is a Tranche B Term Loan Lender immediately prior to giving effect to this Amendment, all or a portion of the aggregate amount of Tranche B Term Loans of such Tranche C Term Loan Lender may be converted to Tranche C Term Loans and applied toward the satisfaction of the foregoing funding requirement. Subject to the immediately preceding sentence, the Administrative Agent shall use the amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders to prepay the Tranche B Term Loans outstanding on such date.

     SECTION 10. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received:

     (a)     this Amendment, executed and delivered by a duly authorized officer of the Borrower;

     (b)     written consents to the execution of this Amendment (“Lender Consent Letters”) from Lenders constituting the Required Lenders;

     (c)     a Tranche C Lender Addendum executed and delivered by each Tranche C Term Loan Lender and accepted by the Borrower;

     (d)     an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower (such Acknowledgements and Consents, together with this Amendment, the “Amendment Documents”);

     (e)     a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Latham & Watkins, counsel to the Borrower and its Subsidiaries, covering such matters relating to the Loan Parties, the Loan Documents and this Amendment as the Administrative Agent shall reasonably request;

     (f)     all fees required to be paid, and all reasonable out-of-pocket expenses of the Administrative Agent for which invoices have been presented (including reasonable fees,

disbursements and other charges of counsel to the Agents), on or before the First Amendment Effective Date; and

     (g)     subject to Section 9 hereof, satisfactory evidence that the outstanding principal amount of, and all accrued and unpaid interest on, the Tranche B Term Loans shall have been paid in full (in the case of the principal amount thereof, with the proceeds of the Tranche C Term Loans).

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on December 31, 2003.

     SECTION 11. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto and the Tranche C Term Loan Lenders to make the Tranche C Term Loans, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the First Amendment Effective Date that:

     (a)     Each Loan Party has the corporate power and authority, and the legal right, to make and deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

     (b)     No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Loan Documents, as amended by the Amendment Documents.

     (c)     Each Amendment Document has been duly executed and delivered on behalf of each Loan Party which is a party thereto.

     (d)     Each Amendment Document and each Loan Document, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto enforceable against such Loan Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (e)     The execution, delivery and performance of the Amendment Documents and the performance of the Loan Documents, as amended by the Amendment Documents, (i) will not violate the Organizational Documents of any of the Loan Parties or (ii) except as could not reasonably be expected to have a Material Adverse Effect, violate any Requirement of Law applicable to, or any Contractual Obligation of, Holdings, the Borrower or any of its Subsidiaries, or result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

     (f)     Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents that is qualified by materiality is true and correct on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, and each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents that is not qualified by materiality is true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, except, in each case, to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

     SECTION 12. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

     SECTION 13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

UNITED COMPONENTS, INC.
By:	/s/ Authorized Person
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Authorized Person
Name:
Title:

ACKNOWLEDGMENT AND CONSENT

     Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

UCI ACQUISITION HOLDINGS, INC.
By:	/s/ Authorized Person
Name:
Title:

CHAMPION LABORATORIES, INC.
By:	/s/ Authorized Person
Name:
Title:

NEAPCO INC.
By:	/s/ Authorized Person
Name:
Title:

WELLS MANUFACTURING CORP.
By:	/s/ Authorized Person
Name:
Title:

MID-SOUTH MFG., INC.
By:	/s/ Authorized Person
Name:
Title:

PIONEER, INC.
By:	/s/ Authorized Person
Name:
Title:

AIRTEX PRODUCTS, LLC
By:	/s/ Authorized Person
Name:
Title:

AIRTEX PRODUCTS, INC.
By:	/s/ Authorized Person
Name:
Title:

PEE CEE MANUFACTURING CO. INC.
By:	/s/ Authorized Person
Name:
Title:

CHEFFORD MASTER MANUFACTURING CO., INC.
By:	/s/ Authorized Person
Name:
Title:

FUEL FILTER TECHNOLOGIES, INC.
By:	/s/ Authorized Person
Name:
Title:

UCI-AIRTEX HOLDINGS, INC.
By:	/s/ Authorized Person
Name:
Title:

UCI INVESTMENTS, L.L.C.
By:	/s/ Authorized Person
Name:
Title:

EXHIBIT A
TO FIRST AMENDMENT

FORM OF TRANCHE C LENDER ADDENDUM

December __, 2003

     Reference is made to the Credit Agreement, dated as of June 20, 2003, as amended by the First Amendment thereto, dated as of December 22, 2003 (the “First Amendment”) (as so amended and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among United Components, Inc., the Lenders parties thereto, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers, JPMorgan Chase Bank, as Syndication Agent, Lehman Commercial Paper Inc., as Administrative Agent, ABN AMRO Bank N.V., Credit Lyonnais, New York Branch, Fleet National Bank and General Electric Capital Corporation, as Co-Documentation Agents, and others. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     Upon execution and delivery of this Tranche C Lender Addendum by the parties hereto as provided in Section 8 of the First Amendment, the undersigned hereby becomes a Tranche C Term Loan Lender under the Credit Agreement having the Tranche C Term Loan Commitments set forth in Schedule 1 hereto, effective as of the First Amendment Effective Date.

     Schedule 1 hereto sets forth the portion, if any, of the undersigned’s Tranche C Term Loan Commitment that the undersigned wishes to satisfy by converting to Tranche C Term Loans an equivalent portion of the undersigned’s outstanding Tranche B Term Loans.

     THIS TRANCHE C LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     This Tranche C Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Tranche C Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

Name of Lender

By:
Name:
Title:

Tranche C Lender Addendum

Accepted and agreed:

UNITED COMPONENTS, INC.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
Title:

Tranche C Lender Addendum

Schedule 1

TRANCHE C TERM LOAN COMMITMENT

1.	Name of Lender:

2.	Tranche C Term Loan Commitment: $

3.	Portion of existing Tranche B Term Loans to be converted to Tranche C Term Loans: $

4.	If a new Lender, Notice Address:

Attention: Telephone: Facsimile: